DELAWARE(SM)
INVESTMENTS
------------

Delaware REIT Fund

Total Return

2000 ANNUAL REPORT

(Total Return Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders                1

Portfolio Management
Review                                3

Performance Summary                   5

Financial Statements

  Statement of Net Assets             6

  Statement of Operations             8

  Statements of Changes in
  Net Assets                          9

  Financial Highlights               10

  Notes to Financial
  Statements                         15

  Report of Independent
  Auditors                           18

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors


Experienced
[ ] Our seasoned investment professionals average 11 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive
[ ] We offer more than 70 mutual funds in these asset classes.

    o Large-cap equity          o High-yield bonds

    o Mid-cap equity            o Investment grade bonds

    o Small-cap equity          o Municipal bonds

    o International equity        (single-state and national funds)

    o Balanced                  o International fixed-income

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"REIT INDEXES BEGAN TRENDING UPWARD AROUND THE NEW YEAR, THEN CONTINUED TO GAIN GROUND IN THE SECOND QUARTER OF 2000 WHILE THE REST OF THE U.S. STOCK MARKET STRUGGLED."


Dear Shareholder


December 4, 2000


Recap of Events -- Over the past year, REIT investors who stayed the course through the difficult markets of 1998 and 1999 finally saw their patience rewarded. REIT indexes began trending upward around the new year, then continued to gain ground in the second quarter of 2000 while the rest of the U.S. stock market struggled.

The REIT rally in 2000 can be credited to the compelling valuations in REIT stocks, brought about by the extended market downturn and a continued balance of supply and demand in virtually all major real estate markets.

We believe these compelling valuations, along with attractive dividends and modest but predictable earnings growth, gave investors an excellent alternative to other markets, particularly the technology-oriented Nasdaq, which turned downward in the spring of 2000 and has generally been volatile ever since. REITs enjoyed positive relative performance versus the Nasdaq Composite, and to a lesser degree the S&P 500 and Dow Jones Industrials for the year ended October 31, 2000. This relative strong performance is not surprising since real estate has historically shown low correlation with other major asset classes.

Delaware REIT Fund returned +24.87% during the fiscal year ended October 31, 2000 (Class A shares at net asset value with distributions reinvested), outperforming its benchmark, the NAREIT Equity REIT Index (+13.85%), as well as the Lipper Real Estate Funds Average (+19.22%). Your Fund's strong performance can be attributed in part to our holding a higher percentage of REITs, relative to the benchmark, in sectors that saw significant appreciation during the year.




Total Return

For the Period Ended October 31, 2000                            One Year
--------------------------------------------------------------------------------
Delaware REIT Fund Class A                                        +24.87%
--------------------------------------------------------------------------------
NAREIT Equity REIT Index                                          +13.85%

Russell 2000 Index                                                +17.41%

Lipper REIT Funds Average (153 funds)                             +19.22%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The NAREIT Equity REIT Index is an unmanaged composite of real estate investment trusts that invest in many types of U.S. property. The Russell 2000 Index is an unmanaged composite that tracks the stocks of 2000 U.S. companies with small market capitalizations. The Lipper category represents the average returns of REIT mutual funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance does not guarantee future results.

Market Outlook -- Continued strength in the REIT markets is likely to hinge on the supply-demand dynamics of the major real estate sub-markets and the broad direction of the U.S. economy. Assuming continued firm real estate fundamentals, REITs could remain an appealing investment option to investors looking for earnings stability amidst broad market volatility.

Since it is impossible to predict the short-term direction of the markets with any real accuracy, we recommend that investors continue to rely on basic, sound principles of investing. These include sticking to a regular investment plan, diversifying your assets, and keeping a long-term outlook, as well as considering your own risk tolerance and financial goals.

We believe that REITs continue to be a sound long-term total return investment. As an asset class, REITs provide the opportunity for both capital appreciation and current income. Exposure to the real estate markets also offers some degree of diversification within an investment portfolio. For help in determining the role REITs should play in your portfolio, contact your investment advisor.

Thank you once again for your continued confidence and commitment to Delaware Investments.


Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes

Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


(Total Return Artwork)

  Damon J. Andres

  Vice President/

Portfolio Manager

Thomas J. Trotman

  Vice President/

Portfolio Manager


 December 4, 2000



PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
REITs, in general, had a good year. Delaware REIT Fund performed well in this environment, posting a +24.87% total return for the 12-month period ended October 31, 2000 (Class A shares at net asset value with distributions reinvested).

In our opinion, the sector benefited during the year from modest earnings growth, a well-balanced real estate market, and investors' recognition of the overall value that REITs continue to offer. Additionally, increased volatility in the stock market may have led some investors to consider alternative investments such as real estate. Along with these factors, we believe your Fund's strong performance can be attributed to a combination of careful stock selection, a prudent sector allocation, and our consistent application of a disciplined investment strategy.

During the year, the strength of the general economy was reflected in strong regional demand for space among most property types. Robust demand was translated into accelerated rental growth and lower vacancies as a lack of new supply bolstered most major markets. Your Fund was able to take advantage of this environment by emphasizing companies that we consider best able to capitalize on these strong leasing fundamentals.

Portfolio Highlights
Office and multifamily REITs remain your Fund's two largest sectors and continued to outperform all other REIT sectors throughout the fiscal year. In particular, Spieker Properties, SL Green Realty, and Essex Property Trust were strong contributors to your Fund's overall return.

The Fund also benefited from its higher percentage of holdings compared to the benchmark in the industrial and hotel sectors. Economic prosperity and employment growth has fueled demand for both industrial and hotel properties. In particular, the hotel sector enjoyed strong performance during the year. Plagued by fears of oversupply, the sector was severely discounted in late 1999. Rising interest rates, and reluctant lenders diminished the supply risk in early 2000, and your Fund enjoyed the benefit of a heavier weighting than our benchmark in the sector.

Delaware REIT Fund

Sector Allocation

As of October 31, 2000


Office 23.5%

Diversified REITs 0.7%

Hotels 1.5%

Self Storage 2.6%

Other 2.7%

Mall REITs 6.4%

Retail Strip Centers 6.5%

Manufactured Housing 6.6%

Real Estate Operating Companies 8.1%

Multifamily REITs 21.8%

Industrial 10.1%

Office/Industrial 9.5%

We continue to watch certain areas of the market very carefully - especially retail and healthcare-related REITs. The general slowing of the economy could affect consumer spending, which could slow the demand for retail space and rent growth for property owners. Healthcare properties, meanwhile, continue to be adversely affected by glacier-like rent growth, bankruptcies in nursing homes, and the impact of managed care on the entire sector. Because of our concerns, we have fewer holdings in these types of REITs than our benchmark.


Outlook
We remain cautiously optimistic as we look ahead to the next year. The real estate market nationwide appears to be in a general state of supply-demand equilibrium. Results of a survey by the Federal Deposit Insurance Corporation's
(FDIC) Division of Research and Statistics showed that, in the first half of 2000, the number of local property markets considered to be in balance outnumbered those with either tight or excess supply. Although the overbuilding that could upset this balance has not yet occurred, the FDIC's Division of Insurance more recently identified 13 metropolitan markets that have become "at risk" for overbuilding.

Nonetheless, we continue to think that a slowing U.S. economy remains the most significant risk to domestic real estate over the intermediate term. Absent a severe economic downturn, we believe REIT earnings will do well over the next 6 to 12 months. Given that, we continue to view quality real estate securities as compelling vehicles for total return.

Portfolio Characteristics
October 31, 2000
--------------------------------------------------------------------------------
Median Market Capitalization                                   $1.87 billion
--------------------------------------------------------------------------------
Price to Funds from Operations Ratio*                                   9.1x
--------------------------------------------------------------------------------
Current 30-day SEC Yield**                                             +4.55%
--------------------------------------------------------------------------------
  *This is a measure of a REIT fund's cash flow from rents and management fees.
   It is comparable to the price-to-earnings (P/E) ratio for the S&P 500 Index.

** For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines.
   Current 30-day SEC yields as of October 31, 2000 for Class B, Class C and Institutional class shares were +4.09%, +4.09% and +5.08%, respectively.


(Total Return Artwork)

FUND BASICS
-----------

Fund Objective
The Fund seeks maximum long-term total return with capital appreciation as a secondary objective.

Total Fund Assets
As of October 31, 2000
$94.06 million

Number of Holdings
33

Fund Start Date
December 6, 1995

Your Fund Managers
Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.

Thomas J. Trotman is a CFA charterholder. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess.

Nasdaq Symbols
Class A  DPREX
Class B  DPRBX
Class C  DPRCX







Nasdaq Symbol Institutional Class: DPRSX

FUND PERFORMANCE
----------------

Growth of a $10,000 Investment
December 6, 1995 (Fund inception) through October 31, 2000

                   Delaware REIT Fund Class A          NAREIT Equity REIT Index
Dec.'95                     $ 9,425                              $10,000
Apr.'96                     $10,050                              $10,279
Oct.'96                     $11,887                              $11,719
Apr.'97                     $14,094                              $13,246
Oct.'97                     $17,414                              $15,556
Apr.'98                     $17,707                              $15,664
Oct.'98                     $15,502                              $13,567
Apr.'99                     $16,539                              $13,985
Oct.'99                     $15,085                              $12,612
Apr.'00                     $17,006                              $13,988
Oct.'00                     $18,838                              $14,360


Chart assumes $10,000 invested on December 6, 1995 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive April and October. You cannot invest directly in an index.

Average Annual Total Returns
Through October 31, 2000                                Lifetime     One Year
--------------------------------------------------------------------------------
Class A (Est. 12/6/95)
   Excluding Sales Charge                                +15.16%      +24.87%
   Including Sales Charge                                +13.78%      +17.69%
--------------------------------------------------------------------------------
Class B (Est. 11/11/97)
   Excluding Sales Charge                                 +2.02%      +23.92%
   Including Sales Charge                                 +1.21%      +18.92%
--------------------------------------------------------------------------------
Class C (Est. 11/11/97)
   Excluding Sales Charge                                 +2.02%      +23.92%
   Including Sales Charge                                 +2.02%      +22.92%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended October 31, 2000 for Delaware REIT Fund's Institutional Class were 15.35% and 25.18%, respectively. For the Real Estate Investment Trust Portfolio Class, they were 15.34% and 25.09%, respectively. The Institutional Class and the Real Estate Investment Trust Portfolio Class were originally available on November 11, 1997 and November 4, 1997, respectively, and are available without sales or asset based distribution charges only to certain eligible institutional accounts. Performance prior to these dates is based on the performance of the original class (established December 6, 1995) which operated under a substantially similar expense structure.

Effective November 4, 1997, The Real Estate Investment Trust Portfolio was redesignated whereby the legal name of the original class (the "Pooled Trust Class") was changed to the "Class A" and a distribution fee of 0.25% was implemented. The Class A performance information prior to that date reflects the performance of the original class and has not been adjusted to reflect the effect of the distribution fee.

An expense limitation was in effect for all classes of Delaware REIT Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Funds that concentrate investments in one industry may involve greater risks than more diversified funds, including greater potential for volatility.

Statement of Net Assets

DELAWARE REIT FUND

                                                            Number of     Market
October 31, 2000                                            Shares        Value
--------------------------------------------------------------------------------
 Common Stock - 97.19%
 Diversified REITs - 0.70%
 Crescent Real Estate Equities ..........................    32,800   $  660,100
                                                                      ----------
                                                                         660,100
                                                                      ----------
 Hotel REITs - 1.49%
 MeriStar Hospitality ...................................    73,500    1,405,688
                                                                      ----------
                                                                       1,405,688
                                                                      ----------
 Industrial REITs - 10.05%
 AMB Property ...........................................   167,100    3,926,850
 First Industrial Realty ................................    79,800    2,463,825
 ProLogis Trust .........................................   145,600    3,057,600
                                                                      ----------
                                                                       9,448,275
                                                                      ----------
 Mall REITs - 6.40%
 General Growth Properties ..............................    65,700    1,938,150
 Macerich ...............................................    61,800    1,212,825
 Simon Property Group ...................................   105,300    2,349,506
 Taubman Centers ........................................    47,100      515,156
                                                                      ----------
                                                                       6,015,637
                                                                      ----------
 Manufactured Housing REITs - 6.59%
 Chateau Communities ....................................   121,648    3,421,350
 Sun Communities ........................................    91,500    2,779,313
                                                                      ----------
                                                                       6,200,663
                                                                      ----------
 Multifamily REITs - 21.77%
 Apartment Investment & Management ......................    86,500    3,951,969
 AvalonBay Communities ..................................    93,794    4,308,662
 Camden Property Trust ..................................    57,400    1,643,075
 Equity Residential Properties ..........................    71,600    3,369,675
 Essex Property Trust ...................................    62,100    3,229,200
 Grove Property Trust ...................................   234,400    3,977,475
                                                                      ----------
                                                                      20,480,056
                                                                      ----------
 Office REITs - 23.46%
 Alexandria R.E. Equities ...............................    97,200    3,292,650
 CarrAmerica Realty .....................................   102,300    3,024,244
 Equity Office Properties Trust .........................   199,702    6,016,023
 Prentiss Properties Trust ..............................   152,500    3,869,688
 SL Green Realty ........................................   130,800    3,507,075
 Spieker Properties .....................................    42,600    2,358,975
                                                                      ----------
                                                                      22,068,655
                                                                      ----------
 Office/Industrial  REITs -9.52%
 Duke-Weeks Realty ......................................   171,500    4,062,406
 Liberty Property Trust .................................    65,600    1,734,300
 Reckson Associates Realty ..............................   139,600    3,158,450
                                                                      ----------
                                                                       8,955,156
                                                                      ----------
 Real Estate Operating Companies -8.12%
*Catellus Development ...................................   155,400    2,826,338
 Starwood Hotels & Resorts Worldwide ....................   114,350    3,387,619
 Trizec Hahn ............................................    95,100    1,420,556
                                                                      ----------
                                                                       7,634,513
                                                                      ----------

                                                            Number of     Market
                                                            Shares        Value
--------------------------------------------------------------------------------
Common Stock (continued)
Retail Strip Center REITs - 6.51%
Kimco Realty ............................................    78,300   $3,151,575
Pan Pacific Retail Properties ...........................   145,500    2,973,656
                                                                      ----------
                                                                       6,125,231
                                                                      ----------
Self-Storage REITs - 2.58%
Public Storage ..........................................   107,700    2,423,250
                                                                      ----------
                                                                       2,423,250
                                                                      ----------
Total Common Stock (cost $83,894,479) ...................             91,417,224
                                                                      ----------

                                                           Principal
                                                           Amount
                                                           ---------
Repurchase Agreements - 2.51%
With Chase Manhattan 6.55% 11/1/00
 (dated 10/31/00, collateralized by $831,000
 U.S. Treasury Notes 4.75% due 2/15/04,
 market value $812,379) .................................. $792,000      792,000
With J.P. Morgan Securities 6.52% 11/1/00
 (dated 10/31/00, collateralized by $329,000
 U.S.Treasury Notes 6.25% due 2/15/03,
 market value $335,534 and $224,000
 U.S. Treasury Notes 5.25% due 8/15/03,
 market value $222,375 and $224,000
 U.S. Treasury Notes 7.25% due 5/15/04,
 market value $240,686) .................................   782,500      782,500
With PaineWebber 6.54% 11/1/00
 (dated 10/31/00, collateralized by $775,000
 U.S. Treasury Notes 5.875% due 11/15/05,
 market value $799,302) .................................   782,500      782,500
                                                                     -----------
Total Repurchase Agreements
 (cost $2,357,000)                                                     2,357,000
                                                                     -----------
Total Market Value of Securities - 99.70%
 (cost $86,251,479)                                                   93,774,224
Receivables and Other Assets
 Net of Liabilities - 0.30%                                              284,746
                                                                     -----------
Net Assets Applicable to 6,987,826 Shares
 Outstanding - 100.00%                                               $94,058,970
                                                                     ===========
Net Asset Value - Delaware REIT Fund A Class
   ($40,412,148 / 3,002,675 Shares)                                       $13.46
                                                                          ------
Net Asset Value - Delaware REIT Fund B Class
   ($16,547,488 / 1,229,643 Shares)                                       $13.46
                                                                          ------
Net Asset Value - Delaware REIT Fund C Class
   ($8,512,860 / 632,533 Shares)                                          $13.46
                                                                          ------
Net Asset Value - Delaware REIT Fund Institutional Class
   ($2,012,644 / 149,449 Shares)                                          $13.47
                                                                          ------
Net Asset Value - Delaware REIT Fund The Real Estate
   Investment Trust Portfolio Class
   ($26,573,830 / 1,973,526  Shares)                                      $13.47
                                                                          ------

Delaware REIT Fund
--------------------------------------------------------------------------------
Components of Net Assets at October 31, 2000:
Shares of beneficial interest
 (unlimited authorization - no par) ...........................     $87,300,749
Undistributed net investment income ...........................         402,077
Accumulated net realized loss
 on investments ...............................................      (1,166,601)
Net unrealized appreciation of investments ....................       7,522,745
                                                                    -----------
Total net assets ..............................................     $94,058,970
                                                                    ===========
----------
REIT - Real Estate Investment Trust
*Non-income producing security for the year ended October 31, 2000.

Net Asset Value and Offering Price
 per Share - Delaware REIT Fund
Net asset value A Class (A) ...................................          $13.46
Sales charge (5.75% of the offering price or
   6.09% of the amount invested per share) (B) ................            0.82
                                                                         ------
Offering price ................................................          $14.28
                                                                         ------
----------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations



Year Ended October 31, 2000                                   Delaware REIT Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ...............................................$4,248,133
Interest ................................................   155,530  $4,403,663
                                                         ----------  ----------
Expenses:
Management fees .........................................   582,756
Distribution expense ....................................   275,884
Dividend disbursing and transfer agent fees and expenses    105,787
Reports and statements to shareholders ..................    66,678
Registration fees .......................................    64,950
Accounting and administration ...........................    28,296
Custodian fees ..........................................     9,101
Taxes (other than taxes on income) ......................     6,920
Professional fees .......................................     4,449
Trustees' fees ..........................................     1,980
Other ...................................................    10,640   1,157,441
                                                         ----------
Less expenses absorbed or waived ........................              (151,757)
Less expenses paid indirectly ...........................                (1,771)
                                                                    -----------
Total expenses ..........................................             1,003,913
                                                                    -----------
Net Investment Income ...................................             3,399,750
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ........................              (726,710)
Net change in unrealized appreciation/depreciation
 of investments .........................................            13,645,809
                                                                    -----------

Net Realized and Unrealized Gain on Investments .........            12,919,099
                                                                    -----------

Net Increase in Net Assets Resulting from Operations ....           $16,318,849
                                                                    ===========


                             See accompanying notes

Statements of Changes in Net Assets



                                                              Delaware REIT Fund
--------------------------------------------------------------------------------
                                                               Year Ended
                                                         10/31/00     10/31/99
Increase (Decrease) in Net Assets from  Operations:
Net investment income ................................$ 3,399,750   $ 2,897,865
Net realized gain (loss) on investments ..............   (726,710)      403,065
Net change in unrealized appreciation/depreciation
  of investments ..................................... 13,645,809    (3,952,465)
                                                      -------------------------
Net increase (decrease) in net assets resulting
  from operations .................................... 16,318,849      (651,535)
                                                      -------------------------


Distributions to Shareholders from:
Net investment income:
   A Class ........................................... (1,396,546)     (953,499)
   B Class ...........................................   (524,777)     (666,418)
   C Class ...........................................   (228,957)     (145,314)
   Institutional Class ...............................    (77,151)      (86,881)
   The Real Estate Investment Trust Portfolio Class .. (1,164,747)   (2,002,180)

Net realized gain on investments:
   A Class ...........................................         --      (689,750)
   B Class ...........................................         --      (674,750)
   C Class ...........................................         --      (135,690)
   Institutional Class ...............................         --       (69,929)
   The Real Estate Investment Trust Portfolio Class ..         --    (2,051,762)
                                                      -------------------------
                                                       (3,392,178)   (7,476,173)
                                                      -------------------------

Capital Share Transactions:
Proceeds from shares sold:
   A Class ........................................... 24,150,162    17,964,602
   B Class ...........................................  5,838,214     5,088,095
   C Class ...........................................  4,840,758     2,538,627
   Institutional Class ...............................  3,739,451       814,239
   The Real Estate Investment Trust Portfolio Class ..         --            --

Net asset value of shares issued upon reinvestment
 of distributions:
   A Class ...........................................  1,190,681     1,494,177
   B Class ...........................................    434,225     1,188,069
   C Class ...........................................    184,697       209,959
   Institutional Class ...............................     77,151       156,808
   The Real Estate Investment Trust Portfolio Class ..    788,688     3,166,874
                                                      -------------------------
                                                       41,244,027    32,621,450
                                                      -------------------------

Cost of shares repurchased:
   A Class ...........................................(14,073,362)   (6,148,789)
   B Class ........................................... (5,458,485)   (3,614,467)
   C Class ........................................... (1,280,108)   (1,073,668)
   Institutional Class ............................... (3,400,202)     (971,824)
   The Real Estate Investment Trust Portfolio Class ..         --   (19,472,821)
                                                      -------------------------
                                                      (24,212,157)  (31,281,569)
                                                      -------------------------

Increase in net assets derived from capital
  share transactions ................................. 17,031,870     1,339,881
                                                      -------------------------
Net Increase (Decrease) in Net Assets ................ 29,958,541    (6,787,827)

Net Assets:
Beginning of period .................................. 64,100,429    70,888,256
                                                      -------------------------
End of period ........................................$94,058,970   $64,100,429
                                                      =========================


                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware REIT Fund A Class
------------------------------------------------------------------------------------------------------------------------

                                                                                  Year                      Period from
                                                                                  Ended                      12/6/95(1)
                                                            10/31/00(4) 10/31/99(4)  10/31/98(3)  10/31/97   to 10/31/96
Net asset value, beginning of period ......................   $11.300     $12.980      $16.260     $12.490      $10.000

Income (loss) from investment operations:
  Net investment income ...................................     0.565       0.514        1.118       0.616        0.652
  Net realized and unrealized gain (loss) on investments ..     2.165      (0.809)      (2.713)      4.664        1.938
                                                              ---------------------------------------------------------
  Total from investment operations ........................     2.730      (0.295)      (1.595)      5.280        2.590
                                                              ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.570)     (0.710)      (0.865)     (0.720)      (0.100)
  Distributions from net realized gain on investments .....        --      (0.675)      (0.820)     (0.790)          --
                                                              ---------------------------------------------------------
  Total dividends and distributions .......................    (0.570)     (1.385)      (1.685)     (1.510)      (0.100)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $13.460     $11.300      $12.980     $16.260      $12.490
                                                              =========================================================
Total return(2) ...........................................    24.87%      (2.69%)     (10.98%)     46.50%       26.12%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $40,412     $23,975      $13,340     $60,089      $26,468
  Ratio of expenses to average net assets .................     1.20%       1.20%        1.11%       0.82%        0.89%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ...............     1.40%       1.43%        1.27%       0.99%        1.02%
  Ratio of net investment income to average net assets ....     4.52%       4.18%        4.31%       4.25%        6.70%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly ............................................     4.32%       3.95%        4.15%       4.08%        6.57%
  Portfolio turnover ......................................       31%         48%          51%         58%         109%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Effective November 4, 1997, the original class of The Real Estate Investment Trust Portfolio was redesignated the REIT Fund A Class and became subject to a 0.25% 12B-1 distribution fee. Before that date, that class was not subject to such a fee; the financial highlights presented above have not been restated to reflect a 0.25% fee for the period prior to the portfolio redesignation. In conjunction with the redesignation of the original class, four additional classes of shares (Delaware REIT Fund B Class, Delaware REIT Fund C Class, Delaware REIT Fund Institutional Class and The Real Estate Investment Trust Portfolio Class), were created. Delaware REIT Fund A Class shares representing $54.9 million and $1.8 million were exchanged by shareholders for The Real Estate Investment Trust Portfolio Class and Institutional Class shares, respectively.
(4) Per share information was based on the average shares outstanding method.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                         Delaware REIT Fund B Class
------------------------------------------------------------------------------------------------
                                                                    Year             Period from
                                                                    Ended            11/11/97(1)
                                                           10/31/00(2)  10/31/99(2)  to 10/31/98
Net asset value, beginning of period ....................     $11.300     $12.990      $16.230

Income (loss) from investment operations:
   Net investment income ................................       0.473       0.422        0.914
   Net realized and unrealized gain (loss) on
     investments ........................................       2.162      (0.810)      (2.559)
                                                              --------------------------------
   Total from investment operations .....................       2.635      (0.388)      (1.645)
                                                              --------------------------------

Less dividends and distributions:
   Dividends from net investment income .................      (0.475)     (0.627)      (0.775)
   Distributions from net realized gain on investments ..          --      (0.675)      (0.820)
                                                              --------------------------------
   Total dividends and distributions ....................      (0.475)     (1.302)      (1.595)
                                                              --------------------------------

Net asset value, end of period ..........................     $13.460     $11.300      $12.990
                                                              ================================

Total return(3) .........................................      23.92%      (3.43%)     (11.31%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............     $16,547     $13,575      $12,802
   Ratio of expenses to average net assets ..............       1.95%       1.95%        1.86%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ....       2.15%       2.18%        2.02%
   Ratio of net investment income to average net assets..       3.77%       3.43%        3.56%
   Ratio of net investment income to average net
     assets prior to expense limitation and expenses
     paid indirectly ....................................       3.57%       3.20%        3.40%
   Portfolio turnover ...................................         31%         48%          51%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                         Delaware REIT Fund C Class
------------------------------------------------------------------------------------------------
                                                                    Year             Period from
                                                                    Ended            11/11/97(1)
                                                           10/31/00(2)  10/31/99(2)  to 10/31/98
Net asset value, beginning of period .....................    $11.300     $12.990      $16.230

Income (loss) from investment operations:
   Net investment income .................................      0.473       0.422        0.914
   Net realized and unrealized (loss) on investments .....      2.162      (0.810)      (2.559)
                                                              --------------------------------
   Total from investment operations ......................      2.635      (0.388)      (1.645)
                                                              --------------------------------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.475)     (0.627)      (0.775)
   Distributions from net realized gain on investments ...         --      (0.675)      (0.820)
                                                              --------------------------------
   Total dividends and distributions .....................     (0.475)     (1.302)      (1.595)
                                                              --------------------------------

Net asset value, end of period ...........................    $13.460     $11.300      $12.990
                                                              ================================

Total return(3) ..........................................     23.92%      (3.43%)     (11.31%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $8,513      $3,657       $2,435
   Ratio of expenses to average net assets ...............      1.95%       1.95%        1.86%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly .....      2.15%       2.18%        2.02%
   Ratio of net investment income to average net assets ..      3.77%       3.43%        3.56%
   Ratio of net investment income to average net
     assets prior to expense limitation and expenses paid
     indirectly ..........................................      3.57%       3.20%        3.40%
   Portfolio turnover ....................................        31%         48%          51%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                   Delaware REIT Fund Institutional Class
------------------------------------------------------------------------------------------------
                                                                    Year             Period from
                                                                    Ended            11/11/97(1)
                                                           10/31/00(2)  10/31/99(2)  to 10/31/98
Net asset value, beginning of period ....................     $11.310     $12.990      $16.230

Income (loss) from investment operations:
   Net investment income ................................       0.596       0.545        1.134
   Net realized and unrealized (loss) on investments ....       2.167      (0.807)      (2.659)
                                                              --------------------------------
   Total from investment operations .....................       2.763      (0.262)      (1.525)
                                                              --------------------------------

Less dividends and distributions:
   Dividends from net investment income .................      (0.603)     (0.743)      (0.895)
   Distributions from net realized gain on investments ..          --      (0.675)      (0.820)
                                                              --------------------------------
   Total dividends and distributions ....................      (0.603)     (1.418)      (1.715)
                                                              --------------------------------

Net asset value, end of period ..........................     $13.470     $11.310      $12.990
                                                              ================================

Total return(3) .........................................      25.18%      (2.42%)     (10.56%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............      $2,013      $1,313       $1,504
   Ratio of expenses to average net assets ..............       0.95%       0.95%        0.86%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ....       1.15%       1.18%        1.02%
   Ratio of net investment income to average net assets..       4.77%       4.43%        4.56%
   Ratio of net investment income to average net
     assets prior to expense limitation and expenses
     paid indirectly ....................................       4.57%       4.20%        4.40%
   Portfolio turnover ...................................         31%         48%          51%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                     Delaware REIT Fund
Selected data for each share of the Fund outstanding             The Real Estate Investment
throughout each period were as follows:                            Trust Portfolio Class
------------------------------------------------------------------------------------------------
                                                                    Year             Period from
                                                                    Ended             11/4/97(1)
                                                           10/31/00(2)  10/31/99(2)  to 10/31/98
Net asset value, beginning of period ......................   $11.310     $12.990      $16.340

Income (loss) from investment operations:
   Net investment income ..................................     0.596       0.545        1.134
   Net realized and unrealized (loss) on investments ......     2.167      (0.807)      (2.769)
                                                              --------------------------------
   Total from investment operations .......................     2.763      (0.262)      (1.635)
                                                              --------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.603)     (0.743)      (0.895)
   Distributions from net realized gain on investments ....        --      (0.675)      (0.820)
                                                              --------------------------------
   Total dividends and distributions ......................    (0.603)     (1.418)      (1.715)
                                                              --------------------------------

Net asset value, end of period ............................   $13.470     $11.310      $12.990
                                                              ================================

Total return(3) ...........................................    25.09%      (2.42%)     (11.17%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $26,574     $21,580      $40,807
   Ratio of expenses to average net assets ................     0.95%       0.95%        0.86%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     1.15%       1.18%        1.02%
   Ratio of net investment income to average net assets ...     4.77%       4.43%        4.56%
   Ratio of net investment income to average net
     assets prior to expense limitation and expenses
     paid indirectly ......................................     4.57%       4.20%        4.40%
   Portfolio turnover .....................................       31%         48%          51%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

October 31, 2000
--------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio (the"Delaware REIT Fund" or the "Fund") is a series of Delaware Pooled Trust, which is organized as a Delaware business trust. The Fund is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended, and currently offers five classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge, The C Class carries a level load deferred sales charge, and The Institutional and Real Estate Investment Trust Portfolio Classes carry no sales charge. This report contains information relating only to Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The Fund seeks to achieve a maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. The Fund will invest at least 65% of its assets in stocks of real estate investment trusts.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income on a quarterly basis. Net capital gains, if any, will be distributed annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,771 for the year ended October 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the net assets over $2.5 billion. At October 31, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $53,627.

DMC has entered into a sub-advisory agreement with Lincoln Investment Management, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided to DMC, Lincoln Investment Management receives 30% of the advisory fee paid to DMC for acting as sub-advisor to the Fund.

DMC has elected to waive that portion of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, exceed 0.95% of the Fund's average daily net assets through February 28, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $14,964.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets attributable to A Class shares and 1.00% of the average daily net assets attributable to B Class and C Class shares. At October 31, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $20,565.

For the year ended October 31, 2000, DDLP earned $18,104 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended October 31, 2000, the Fund made purchases of $40,732,187 and sales of $22,780,068 of investments securities other than temporary cash investments.

At October 31, 2000, the aggregate net unrealized appreciation for federal income tax purposes was $6,818,493 of which $9,158,789 related to unrealized appreciation of securities and $2,340,296 related to unrealized depreciation of securities. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $86,955,731.

For federal income tax purposes, the Fund had accumulated capital losses as of October 31, 2000 of $567,107 which may be carried forward and applied against future gains; $178,810 that will expire in 2007 and $388,297 that will expire in 2008.

4. Capital Shares
Transactions in capital stock shares were as follows:
                                                               Year Ended
                                                          10/31/00    10/31/99
Shares sold:
  A Class .............................................   1,948,158   1,471,049
  B Class .............................................     452,919     414,465
  C Class .............................................     398,061     207,473
  Institutional Class .................................     290,075      65,124
  The Real Estate Investment Trust
    Portfolio Class ...................................          --          --

Shares issued upon reinvestment of distributions:
  A Class .............................................      98,631     124,187
  B Class .............................................      36,350      98,229
  C Class .............................................      15,250      17,467
  Institutional Class .................................       6,353      13,031
  The Real Estate Investment Trust
    Portfolio Class ...................................      65,527     263,387
                                                         ----------  ----------
                                                          3,311,324   2,674,412
                                                         ----------  ----------

Shares repurchased:
  A Class .............................................  (1,165,158)   (501,722)
  B Class .............................................    (460,885)   (297,118)
  C Class .............................................    (104,354)    (88,808)
  Institutional Class .................................    (263,112)    (77,809)
  The Real Estate Investment Trust
    Portfolio Class ...................................          --  (1,496,409)
                                                         ----------  ----------
                                                         (1,993,509) (2,461,866)
                                                         ----------  ----------
Net increase ..........................................   1,317,815     212,546
                                                         ==========  ==========

--------------------------------------------------------------------------------
5. Lines of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Fund had no amounts outstanding at October 31, 2000 or at any time during the fiscal year.

6. Market and Credit Risk
The Real Estate Investment Portfolio concentrates its investments in the real estate industry and may be subject to certain risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

7. Tax Information (unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.


For the fiscal year ended October 31, 2000, the Fund designates distributions paid during the year as follows:

       (A)                    (B)
     Long-Term              Ordinary           (C)
   Capital Gains            Income            Total            (D)
   Distributions          Distributions    Distributions    Qualifying
    (Tax Basis)           (Tax Basis)       (Tax Basis)     Dividends(1)
   -------------         -------------     -------------    ------------
        --                   100%              100%             --

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

----------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Pooled Trust - The Real Estate Investment Trust Portfolio

We have audited the accompanying statement of net assets of The Real Estate Investment Trust Portfolio (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP
                                                  ---------------------
                                                    Ernst & Young LLP


Philadelphia, Pennsylvania
December 8, 2000

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                                                                              19

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20

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

                                BUILDING BLOCKS
                           OF A DIVERSIFIED PORTFOLIO

AGGRESSIVE GROWTH EQUITY FUNDS

    GROWTH EQUITY FUNDS

                                      TAX-
                       TAXABLE      EXEMPT      INTERNATIONAL       ASSET
MODERATE GROWTH         BOND         BOND        AND GLOBAL       ALLOCATION
 EQUITY FUNDS           FUNDS        FUNDS         FUNDS            FUNDS

                             STABILITY OF PRINCIPAL


[ ] Growth of Capital                   [ ] International and Global           [ ] Tax-Exempt Income
    o Technology and Innovation             o Emerging Markets Fund                o National High-Yield
       Fund                                 o New Pacific Fund                        Municipal Bond Fund
    o Select Growth Fund                    o Overseas Equity Fund                 o Tax-Free USA Fund
    o Trend Fund                            o International Equity Fund            o Tax-Free Insured Fund
    o Growth Opportunities Fund*            o Global Equity Fund                   o Tax-Free USA
    o Small Cap Value Fund                  o Global Bond Fund                        Intermediate Fund
    o U.S. Growth Fund                                                             o State Tax-Free Funds**
    o Tax-Efficient Equity Fund         [ ] Current Income
    o Social Awareness Fund                 o Delchester Fund                  [ ] Stability of Principal
                                            o High-Yield                           o Cash Reserve
[ ] Total Return                               Opportunities Fund                  o Tax-Free Money Fund
    o Blue Chip Fund                        o Strategic Income Fund
    o Devon Fund                            o Corporate Bond Fund              [ ] Asset Allocation
    o Growth and Income Fund                o Extended Duration                    o Foundation Funds
    o Decatur Equity Income Fund               Bond Fund                              Growth Portfolio
    o REIT Fund                             o American Government                     Balanced Portfolio
    o Balanced Fund                            Bond Fund                              Income Portfolio
                                            o U.S. Government
                                               Securities Fund
                                            o Limited-Term
                                               Government Fund


-------------------
 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                             Charles E. Peck                          Investment Manager
                                              Retired                                  Delaware Management Company
Wayne A. Stork                                Fredericksburg, VA                       Philadelphia, PA
Chairman
Delaware Investments Family of Funds          Janet L. Yeomans                         International Affiliate
Philadelphia, PA                              Vice President and Treasurer             Delaware International Advisers Ltd.
                                              3M Corporation                           London, England
Walter P. Babich                              St. Paul, MN
Board Chairman                                                                         National Distributor
Citadel Constructors, Inc.                                                             Delaware Distributors, L.P.
King of Prussia, PA                           AFFILIATED OFFICERS                      Philadelphia, PA

David K. Downes                               Charles E. Haldeman, Jr.                 Sub-advisor
President and Chief Executive Officer         President and Chief Executive Officer    Lincoln Investment Management
Delaware Investments Family of Funds          Delaware Management Holdings, Inc.       Fort Wayne, IN
Philadelphia, PA                              Philadelphia, PA
                                                                                       Shareholder Servicing, Dividend
John H. Durham                                Richard J. Flannery                      Disbursing and Transfer Agent
Private Investor                              Executive Vice President                 Delaware Service Company, Inc.
Horsham, PA                                   and General Counsel                      Philadelphia, PA
                                              Delaware Investments Family of Funds
Anthony D. Knerr                              Philadelphia, PA                         2005 Market Street
Consultant, Anthony Knerr & Associates                                                 Philadelphia, PA 19103-3682
New York, NY                                  Bruce D. Barton
                                              President and Chief Executive Officer
Ann R. Leven                                  Delaware Distributors, L.P.
Former Treasurer, National Gallery of Art     Philadelphia, PA
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(4096)                                                       Printed in the USA
AR-095 [10/00] PPL 12/00                                                 (J6574)